UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 27, 2005
(Date of report; date of
earliest event reported)
Commission file number: 1-3754
GENERAL MOTORS ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)
(313) 556-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release
Investor Presentation

Item 7.01 Regulation FD Disclosure
GMAC Chairman Eric Feldstein said today in a teleconference with investors and the media that GMAC remains on track to exceed its earnings target for 2005, and he outlined the company’s progress in a number of areas as well as the challenges that lie ahead. The press release and investor presentation is attached hereto as an exhibit.
Item 9.01 Financial Statements and Exhibits

Exhibit	Description	Method of Filing

99.1	Press Release	Filed herewith.
99.2	Investor Presentation	Filed herewith.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS ACCEPTANCE CORPORATION (Registrant)
Dated: July 27, 2005	/s/ Sanjiv Khattri
Sanjiv Khattri
Executive Vice President, Chief Financial Officer and Director

Dated: July 27, 2005	/s/ Linda K. Zukauckas
Linda K. Zukauckas
Vice President and Corporate Controller

Exhibit Index

Exhibit	Description	Method of Filing

99.1	Press Release	Filed herewith.
99.2	Investor Presentation	Filed herewith.